EXHIBIT 10.14

                                                       Coach USA, Inc.
                                                       4801 Woodway - Suite 300E
                                                       Houston, Texas 77056

                                                       May 14, 1996


To the Stockholders of the Companies referenced below:

Reference is made to those certain Agreements and Plans of Organization (the "Agreements"), each dated as of March 21, 1996, by and among the parties as reflected on Rider A attached hereto. Each of the undersigned hereby agrees, and Coach USA, Inc., a Delaware corporation, ("Coach"), hereby agrees solely with respect to Section 5 hereof, as follows:

                  1. NONCOMPETITION. Each of the undersigned hereby agrees to adhere to and be bound by the terms, covenants, restrictions, prohibitions and limitations of Section 13 of the Agreements as if each of the undersigned was a STOCKHOLDER as defined therein.

                  2. NONDISCLOSURE OF CONFIDENTIAL INFORMATION. Each of the undersigned hereby agrees to adhere to and be bound by the terms, covenants, restrictions, prohibitions and limitations of Section 14.1, 14.3 and 14.4 of the Agreements as if each of the undersigned was a STOCKHOLDER as defined therein, and agrees to adhere to and be bound by the terms, covenants, restrictions, prohibitions and limitations of Sections 14.2, 14.3 and 14.4 of the Agreements as if each was COACH and NEWCO as defined therein.

                  3. TRANSFER RESTRICTIONS. Each of the undersigned hereby agrees to adhere to and be bound by the terms, covenants, restrictions, prohibitions and limitations of Section 15 of the Agreements with respect to all of the shares of Coach Common Stock owned of record by each of the undersigned prior to the Funding and Consummation Date (as defined in the Agreements) as if each of the undersigned was a STOCKHOLDER as defined therein. Each of the undersigned expressly acknowledges and agrees that the stock certificates evidencing all of such shares shall bear the restrictive legend contained in
Section 15.1 of the Agreements.

                  4. FEDERAL SECURITIES ACT REPRESENTATIONS. Each of the undersigned hereby agrees to adhere to and be bound by the terms, covenants, restrictions, prohibitions and limitations of Section 16 of the Agreements with respect to all of the shares of Coach Common Stock owned of record by the undersigned as of the Funding and Consummation Date as if each of the undersigned was a STOCKHOLDER as defined therein. Further, each of the undersigned expressly acknowledges and agrees that the stock certificates evidencing all of such shares shall bear the restrictive legend contained in
Section 16.1 of the Agreements.

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                  5. REGISTRATION RIGHTS. Coach hereby grants each of the
undersigned the same piggyback registration rights set forth in Section 17.1 of the Agreements granted to the STOCKHOLDERS (as defined in the Agreements), subject to the terms, covenants, restrictions, prohibitions and limitations of Sections 17.3, 17.4 and 17.5 of the Agreements, which the undersigned agree to adhere to and to be bound by.

                  6. COUNTERPARTS. This letter may be executed simultaneously in two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

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                  IN WITNESS WHEREOF, the parties hereto have set their hands as of the day and year first above written.



                                             /s/ RICHARD H. KRISTINIK



                                             /s/ DOUGLAS M. CERNY



                                             /s/ LAWRENCE K. KING


                                             Notre Capital Ventures, II L.L.C.


                                             By:  /s/  STEVEN HARTER
                                                Name:  Steven Harter
                                                Title: President


                                             /s/ STEVEN T. ZELLERS



                                             /s/ RAYMOND TURNER



                                             /s/ JON GARFIELD



                                             /s/ DOMINIC PUOPOLO


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                                             M Three Trust



                                             By:
                                                Name:
                                                Title:  Trustee



                                             /s/ RONALD SHAPSS


                                             /s/ WILLIAM J. LYNCH


ACCEPTED AND AGREED, as of the day and year first above written as to Section 5.


                                             COACH USA, INC.

                                             By: /s/ DOUGLAS M. CERNY
                                                Douglas M. Cerny
                                                Senior Vice President

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                                     RIDER A

         (1) Coach USA, Inc., a Delaware corporation ("Coach"), Arrow Stage Lines, Inc., a Nebraska corporation, Arrow Stage Acquisition Corp., a Delaware corporation and the Stockholders named therein.

         (2) Coach, Leisure Time Tours, a New Jersey corporation, Leisure Line Acquisition Corp., a Delaware corporation and the Stockholders named therein.

         (3) Coach, Cape Transit Corp., a New Jersey corporation, Adventure Trails Acquisition Corp., a Delaware corporation and the Stockholders named therein.

         (4) Coach, Grosvenor Bus Lines, Inc., a California corporation, Grayline Acquisition Corp., a Delaware corporation and the Stockholders named therein.

         (5) Coach, Community Coach, Inc. and certain affiliated entities, each of which is a New Jersey corporation, Community Coach Acquisition Corp. and certain affiliated entities, each of which is a Delaware corporation and the Stockholders named therein.

         (6) Coach, Suburban Transit Inc. and certain affiliated entities, each of which is a New Jersey corporation, Suburban Transit Acquisition Corp. and certain affiliated entities, each of which is a Delaware corporation and the Stockholders named therein.

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